SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: June 2, 2003

Select Medical Corporation

(Exact name of registrant as specified in charter)

Delaware	000-32499	23-2872718
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055

(Address of Principal Executive Offices) (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Select Medical Corporation Investor Presentation to be given at the Bear Stearns Global Credit Research Conference on June 3, 2003 and June 4, 2003.

99.2	Select Medical Corporation Investor Presentation dated June 2003.

Item 9. Regulation FD Disclosure.

          Attached as exhibit 99.1 and furnished for purposes of Regulation FD is the Investor Presentation to be given by Select Medical Corporation at the Bear Stearns Global Credit Research Conference on June 3, 2003 and June 4, 2003 in New York City.

          Attached as exhibit 99.2 and furnished for purposes of Regulation FD is an Investor Presentation that may be given by Select Medical Corporation at other events during June 2003.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL CORPORATION

Date: June 2, 2003	By:	/s/ Michael E. Tarvin

Michael E. Tarvin
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Select Medical Corporation Investor Presentation to be given at the Bear Stearns Global Credit Research Conference on June 3, 2003 and June 4, 2003.

99.2	Select Medical Corporation Investor Presentation dated June 2003.